UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2021

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market
Common Stock Purchase Warrants	SNGXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 26, 2021, Soligenix, Inc. (the “Company”) hosted an investor webcast to discuss United States commercial planning for SGX301 in the treatment of cutaneous T-cell lymphoma. During the webcast, the Company’s management and the other participants reviewed an investor presentation titled “U.S. Commercialization of SGX301 in the Treatment of Cutaneous T-Cell Lymphoma.”

The investor presentation is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K, and a replay of the webcast will be available on the “Investors” section of the Company’s website at ir.soligenix.com.

Forward-looking Statements

The investor presentation and webcast contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “appears,” “believe,” “estimate,” “expects,” “plan,” “intend,” “will,” “aim,” “should,” “could,” “is on track,” “may,” “continue to,” “if,” “growing,” “projected,” “potential,” “likely,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained therein, including statements regarding the Company’s future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize products and product candidates and attract collaborators, reimbursement for the Company’s product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, the Company’s ability to obtain and maintain intellectual property protection for its product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, many of which are disclosed in detail in the Company’s reports and other documents filed with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in the investor presentation or the webcast, whether as a result of any new information, future events, changed circumstances, or otherwise. Certain information contained in the investor presentation and statements made orally during the webcast relate to or are based on studies, publications, surveys and other data obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of the Company’s internal estimates and no reliance should be made on any information or statements made in the investor presentation or during the webcast relating to or based on such internal estimates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation – “U.S. Commercialization of SGX301 in the Treatment of Cutaneous T-Cell Lymphoma.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

January 26, 2021	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

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